EXHIBIT 99.1

                Computational Materials and/or ABS Term Sheet.

jpmmt04A5_1025 - Stack Price/Yield

JPMorganChase

Settle             10/29/2004
First Payment      11/25/2004



                   10 CPR         15 CPR         20 CPR         25 CPR        30 CPR         35 CPR
           GMC_1A1
Price                      101-07         101-07         101-07         101-07         101-07        101-07
             Price         101-07         101-07         101-07         101-07         101-07         101-07
             Yield           4.81           4.74           4.67           4.58           4.49           4.38
               WAL           4.60           3.90           3.32           2.84           2.43           2.09
          Mod Durn           3.91           3.36           2.90           2.51           2.18           1.90
  Principal Window  Nov04 - Aug11  Nov04 - Aug11  Nov04 - Aug11  Nov04 - Aug11  Nov04 - Aug11  Nov04 - Aug11
           GMC_2A2
Price                      100-00         100-00         100-00         100-00         100-00         100-00
             Price         100-00         100-00         100-00         100-00         100-00         100-00
             Yield           4.16           4.14           4.13           4.12           4.10           4.08
               WAL           3.63           3.20           2.83           2.50           2.21           1.95
          Mod Durn           3.26           2.89           2.57           2.28           2.03           1.80
  Principal Window  Nov04 - Jul09  Nov04 - Jul09  Nov04 - Jul09  Nov04 - Jul09  Nov04 - Jul09  Nov04 - Jul09
           GMC_2A1
Price                      101-00         101-00         101-00         101-00         101-00         101-00
             Price         101-00         101-00         101-00         101-00         101-00         101-00
             Yield           4.43           4.38           4.32           4.26           4.19           4.11
               WAL           3.63           3.20           2.83           2.50           2.21           1.95
          Mod Durn           3.22           2.87           2.55           2.27           2.02           1.80
  Principal Window  Nov04 - Jul09  Nov04 - Jul09  Nov04 - Jul09  Nov04 - Jul09  Nov04 - Jul09  Nov04 - Jul09
           GMC_4A1
Price                       98-00          98-00          98-00          98-00          98-00          98-00
             Price          98-00          98-00          98-00          98-00          98-00          98-00
             Yield           3.91           3.98           4.06           4.15           4.26           4.38
               WAL           4.79           4.04           3.43           2.92           2.50           2.14
          Mod Durn           4.23           3.59           3.06           2.62           2.25           1.94
  Principal Window  Nov04 - Sep11  Nov04 - Sep11  Nov04 - Sep11  Nov04 - Sep11  Nov04 - Sep11  Nov04 - Sep11
           GMC_4A2
Price                      101-08         101-08         101-08         101-08         101-08         101-08
             Price         101-08         101-08         101-08         101-08         101-08         101-08
             Yield           4.46           4.34           4.18           4.00           3.80           3.59
               WAL           4.17           3.19           2.41           1.88           1.52           1.27
          Mod Durn           3.61           2.83           2.19           1.74           1.43           1.20
  Principal Window  Nov04 - Sep11  Nov04 - Sep11  Nov04 - Feb11  Nov04 - Sep09  Nov04 - Oct08  Nov04 - Jan08
           GMC_4A4
Price                     101-20+        101-20+        101-20+        101-20+        101-20+        101-20+
             Price        101-20+        101-20+        101-20+        101-20+        101-20+        101-20+
             Yield           4.63           4.63           4.63           4.61           4.58           4.53
               WAL           6.91           6.91           6.87           6.43           5.78           5.10
          Mod Durn           5.74           5.74           5.72           5.40           4.92           4.40
  Principal Window  Sep11 - Sep11  Sep11 - Sep11  Feb11 - Sep11  Sep09 - Sep11  Oct08 - Sep11  Jan08 - Sep11
         LIBOR_6MO           2.22           2.22           2.22           2.22           2.22           2.22
         LIBOR_1YR           2.42           2.42           2.42           2.42           2.42           2.42
           CMT_1YR           2.20           2.20           2.20           2.20           2.20           2.20

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("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES.
JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
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CONTACT YOUR JP MORGAN SECURITIES INC. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the Computational Materials) which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.